Exhibit 99.1

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Company Highlights • Global accessory leader • Compelling brands with worldwide appeal • High-margin businesses • Proprietary brand strength • Significant opportunities for growth • Growing and profitable retail segment • Consistent track record of growth • Strong balance sheet and cash flow

2003 2004 2005 2006 2007 Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 Historical Growth Net Sales 22.5% 16.4% 18.0% 9.0%

Global Diversity International US International 54% US 46%

Category Mix Watches Jewelry Leather Other Watches 67% Jewelry 8% Leather 18% Other 7%

DESIGN & EXECUTION Core Strengths

World Class Design

World Class Execution

WATCHES Our Model

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WATCHES ACCESSORIES

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JEWELRY WATCHES ACCESSORIES

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FOSSIL DIRECT JEWELRY WATCHES ACCESSORIES

Long-Term Targets • Add more than $1 Billion in sales (existing businesses only) • Improve operating margin to 16.9% from 13% in fiscal 2007 • Achieve a CAGR in EPS of 18%

3 Major Opportunities • Fossil Brand • Direct Business • International Platform

Brand Repositioning

2007 2012 $ 735 Million $ 1.4 Billion Fossil Brand Sales

• Direct distribution for core businesses • Strong financial metrics • Excellent use of capital • Global footprint – early mover advantage • Accelerates global brand communication Fossil Direct Stores – Web - Catalog

2003 2004 2005 2006 2007 Accessory Apparel Outlet Fossil Retail Historical Store Growth by Concept 119 136 171 198 244 Total Doors

Global Store Count 700 2012 244 2007

• Strong 4 wall metrics • High ROI • Positive Comps • Scalable Fossil Retail Accessory Stores Non-Watch 42% Watch 58%

Cologne Germany

Kinta City Malaysia – 7/18/08

Beijing SLT China – 7/19/08

Utama, Malaysia – 7/26/08

Madrid Islazul Spain – 8/8/08

Metropolis British Columbia – 8/11/08

Briarwood Michigan – 8/11/08

Toronto Eaton Ontario – 8/11/08

National Harbor Baltimore – 8/18/08

Tucson, Arizona – 8/18/08

+700 Million Impressions +1.8 Million Visitors / Month +1.0 Million Opt-In Email Addresses FOSSIL.COM WWW.

German website launch: 9/12/07 200K Visitors / Month YTD net sales: $1.741M FOSSIL.DE WWW.

CATALOGS 7.2 Million Annual Circulation and Growing 877K Name House File 7 catalog mailings in ‘08

Global Presence Fossil-owned markets 3rd Party Distribution Partners

Sales Mix 2007 (in millions) $ % Mix Europe Wholesale $ 483.9 33.8% Other Int’l. Wholesale 233.2 16.2 Total Int’l. Wholesale 717.1 50.0 Domestic Wholesale 460.6 32.2 Direct to Consumer 255.3 17.8 Total $1,433.0 100.0%

Shop-in-Shop: London, UK

Shop-in-Shop: Belfast, Northern Ireland

Shop-in-Shop: Malaysia

Shop-in-Shop: Singapore

Financial Summary

2003 2004 2005 2006 2007 US Wholesale Intl Wholesale Direct Net Sales Growth ($ in Millions) $1,214 $1,433 $1,043 $957 $781 16.7 17.4 15.7 18.9 5 Year 19.3 19.4 19.1 19.5 10 Year 2007 2006 2005 2004 CAGR % Increase Over Prior Year 15.6 27.6 20.0 38.5 Direct 30.3 20.1 6.2 26.9 Intl Wholesale 4.0 7.5 7.9 13.2 US Wholesale 2007 2006 2005 2004 Historical Growth Net Sales 22.5% 9.0% 18.0% 16.4%

$398 $503 $535 $609 $742 2003 2004 2005 2006 2007 $106 $131 $109 $123 $186 2003 2004 2005 2006 2007 Historical Growth Gross Profit and Operating Income Gross Profit ($ in Millions) Operating Income ($ in Millions) 51.8 50.2 51.3 52.5 51.0 2007 2006 2005 2004 2003 Gross Profit Margin % 2007 2006 2005 2004 2003 13.0 10.2 10.4 13.7 13.5 Operating Margin % 2007 2006 2005 2004 2003 12.6 12.6 14.0 14.3 14.1 Return on Invested Capital (ROIC) %

FY 2007 Performance Diluted E.P.S – Proforma $1.78 $0.12 - (0.09) $1.75 2007 $1.08 Adjusted Diluted EPS - Option review costs ($0.05) - Q1 ’06 Additional week Normalize tax rate Proforma Adjustments: $1.13 Reported EPS 2006

Current Performance YTD Q2 2008 Net Sales ($ in Millions) 16.0% Gross Profit ($ in Millions) Op Income ($ in Millions) 25.4% 51 .0% $0.57 $0.80 Diluted EPS 50.2% 9.1% 54.2% 11.9% Gross Margin Operating Margin YTD Q2 07 YTD Q2 08 2007 $611.3 2008 $709.4 2007 $55.7 2008 $84.1 2007 $306.6 2008 $384.6

24 18 nm nm 780 4 285 176 212 Q2 2008 12 16 nm nm 650 10 238 151 178 Q2 2007 40 33 $1.88 132 772 10 248 227 268 FY 2007 51 Capital expenditures 32 Depreciation and amortization expense $2.16 Cash flow / share 148 Cash flow from operations 602 Stockholders’ equity 11 Short-term debt 228 Inventories - net 155 Accounts receivable - net 140 Cash and cash equivalents FY 2006 ($ in millions, except for per share data) Financial Position Selected Financial Information

Thanks for Stopping By

AUTHENTIC

FOSSIL®

GENUINE

what Vintage are you?


FOSSIL

Company Highlights

- Global accessory leader
- Compelling brands with worldwide appeal
- High-margin businesses
- Proprietary brand strength
- Significant opportunities for growth
- Growing and profitable retail segment
- Consistent track record of growth
- Strong balance sheet and cash flow

Historical Growth

Net Sales



Net Sales Growth ($ in Millions)
$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007

Global Diversity


US
46%
International
54%

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FOSSIL

Category Mix


Other
7%
Leather
18%
Jewelry
8%
Watches
67%

Core Strengths

DESIGN & EXECUTION

World Class Design


Creative
Authentic
PASSIONATE

World Class Execution



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FOSSIL

Our Model


WATCHES


naturally
modern
AUTHENTIC
FOSSIL
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naturally
modern
10:24 38
MO 1-07
FOSSIL
AUTHENTIC
FOSSIL
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AUTHENTIC
FOSSIL


Relic




BUILT
FOR
ADVENTURE
ZODIAC

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FOSSIL


EMPORIO ARMANI


EMPORIO ARMANI

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FOSSIL

adidas

MARC JACOBS

BURBERRY

DKNY
DONNA KARAN NEW YORK

DIESEL

MICHAEL
MICHAEL KORS

WATCHES

ACCESSORIES


ST




STIN

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FOSSIL




Eye Candy
AUTHENTIC
FOSSIL
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JEWELRY
WATCHES
ACCESSORIES


AUTHENTIC
FOSSIL

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FOSSIL


FOSSIL DIRECT
JEWELRY
WATCHES
ACCESSORIES

Long-Term Targets

- Add more than $1 Billion in sales (existing businesses only)
- Improve operating margin to 16.9% from 13% in fiscal 2007
- Achieve a CAGR in EPS of 18%

3 Major Opportunities


Creative
PASSIONATE
Authentic

- Fossil Brand
- Direct Business
- International Platform

Brand Repositioning


Fossil
genuine leather
FOSSIL

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FOSSIL

Fossil Brand Sales


$ 1.4 Billion
$ 735 Million
2007
2012

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Fossil Direct

Stores – Web - Catalog


FOSSIL

- Direct distribution for core businesses
- Strong financial metrics
- Excellent use of capital
- Global footprint – early mover advantage
- Accelerates global brand communication

Fossil Retail

Historical Store Growth by Concept



Total Doors
119
136
171
198
244
2003
2004
2005
2006
2007
Accessory
Apparel
Outlet

Global Store Count


700
244
2007
2012

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Fossil Retail

Accessory Stores




Non-Watch
42%
Watch
58%

- Strong 4 wall metrics
- High ROI
- Positive Comps
- Scalable

Cologne Germany


FOSSIL
FOSSIL
FOSSIL
FOSSIL



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FOSSIL

Kinta City Malaysia – 7/18/08



FOSSIL

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Beijing SLT China – 7/19/08


FOSSIL

Utama, Malaysia – 7/26/08


FOSSIL

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AUTHENTIC FOSSIL

Madrid Islazul Spain – 8/8/08


FOSSIL

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Metropolis British Columbia – 8/11/08


FOSSIL

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FOSSIL

Briarwood Michigan – 8/11/08


FOSSIL

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Toronto Eaton Ontario – 8/11/08



National Harbor Baltimore – 8/18/08



Tucson, Arizona – 8/18/08


FOSSIL



WWW.FOSSIL.COM

+700 Million Impressions

+1.8 Million Visitors / Month

+1.0 Million Opt-In Email Addresses

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AUTHENTIC FOSSIL


FOSSIL
Damen
Herren
E-Mail Newsletter
Suchen
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Damen »
Uhren
Silberschmuck
Edelstahlschmuck
Sonnenbrillen
Taschen
Geldbörsen
Bestseller
Neuheiten
Herren »
Uhren
Schmuck
Sonnenbrillen
Taschen
Geldbörsen
Bestseller
Neuheiten
Shop Katalog
Der Herbst wird
naturally

WWW.FOSSIL.DE

German website launch: 9/12/07

200K Visitors / Month

YTD net sales: $1.741M


Fossil
Summer 2007
FOSSIL
FOSSIL
summer 2008
FOSSIL

CATALOGS

7.2 Million Annual Circulation and Growing

877K Name House File

7 catalog mailings in ‘08

Global Presence



Fossil-owned markets
3rd Party Distribution Partners

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Sales Mix

2007 (in millions)	$	% Mix
Europe Wholesale	$ 483.9	33.8%
Other Int'l. Wholesale	233.2	16.2
Total Int'l. Wholesale	717.1	50.0
Domestic Wholesale	460.6	32.2
Direct to Consumer	255.3	17.8
Total	$1,433.0	100.0%


POLICE
DIESEL
D&G
DKNY
FOSSIL
POLICE
DIESEL
ENNETH COLE
REACTION

Shop-in-Shop: London, UK


DIESEL
DKNY
D&G
EMPORIO ARMANI
DIESEL
FOSSIL
FOSSIL

Shop-in-Shop: Belfast, Northern Ireland


FOSSIL
FOSSIL
DKNY
DKNY
DKNY
adidas

Shop-in-Shop: Malaysia

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GUESS
EMPORIO ARMANI
DKNY

Shop-in-Shop: Singapore

Financial Summary

Historical Growth

Net Sales



Net Sales Growth ($ in Millions)
$781
$957
$1,043
$1,214
$1,433
22.5%
9.0%
16.4%
18.0%
2003
2004
2005
2006
2007
US Wholesale
Intl Wholesale
Direct

CAGR

	2004	2005	2006	2007
10 Year	19.5	19.1	19.4	19.3
5 Year	18.9	15.7	17.4	16.7

% Increase Over Prior Year

	2004	2005	2006	2007
US Wholesale	13.2	7.9	7.5	4.0
Intl Wholesale	26.9	6.2	20.1	30.3
Direct	38.5	20.0	27.6	15.6

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FOSSIL

Historical Growth

Gross Profit and Operating Income


Gross Profit
($ in Millions)
$398
$503
$535
$609
$742
2003
2004
2005
2006
2007


Operating Income
($ in Millions)
$106
$131
$109
$123
$186
2003
2004
2005
2006
2007

Gross Profit Margin %

2003	2004	2005	2006	2007
51.0	52.5	51.3	50.2	51.8

Operating Margin %

2003	2004	2005	2006	2007
13.5	13.7	10.4	10.2	13.0

Return on Invested Capital (ROIC) %

2003	2004	2005	2006	2007
14.1	14.3	14.0	12.6	12.6

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FY 2007 Performance

Diluted E.P.S – Proforma

	2007	2006
Reported EPS	$1.75	$1.13
Proforma Adjustments:		
Q1 '06 Additional week	-	($0.05)
Normalize tax rate	(0.09)	-
Option review costs	$0.12	-
Adjusted Diluted EPS	$1.78	$1.08

Current Performance

YTD Q2 2008

Net Sales
($ in Millions)


$611.3
16.0%
$709.4
2007
2008

Gross Profit
($ in Millions)


$306.6
25.4%
$384.6
2007
2008

Op Income
($ in Millions)


$55.7
51.0%
$84.1
2007
2008

	YTD Q2 08	YTD Q2 07
Gross Margin	54.2%	50.2%
Operating Margin	11.9%	9.1%
Diluted EPS	$0.80	$0.57

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Financial Position

Selected Financial Information

($ in millions, except for per share data)	Q2 2008	Q2 2007	FY 2007	FY 2006
Cash and cash equivalents	212	178	268	140
Accounts receivable - net	176	151	227	155
Inventories - net	285	238	248	228
Short-term debt	4	10	10	11
Stockholders' equity	780	650	772	602
Cash flow from operations	nm	nm	132	148
Cash flow / share	nm	nm	$1.88	$2.16
Depreciation and amortization expense	18	16	33	32
Capital expenditures	24	12	40	51

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FOSSIL

Thanks

for Stopping By

AUTHENTIC FOSSIL®

what Vintage are you?